UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________

 CURRENT REPORT
Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019
____________________

SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File Number)	94-3282005 (I.R.S. Employer Identification No.)

1521 Concord Pike (US 202), Suite 301 Wilmington, DE 19803 (Address of Principal Executive Offices)(Zip Code)

(650) 556-9440 (Registrant’s Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.
Other Events.

On December 6, 2019, Support.com, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized and declared a special cash distribution in the amount of $1.00 per share on each outstanding share of the Company’s common stock. The record date for the special cash distribution is December 17, 2019 and the payment date for the distribution is December 26, 2019.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit	Description
99.1	Press Release issued by Support.com, Inc. on December 6, 2019 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.

Date: December 6, 2019	By:	/s/ Richard Bloom
Richard Bloom
President and Chief Executive Officer